Exhibit 24.1


                                   POWER OF ATTORNEY

                       KNOW ALL MEN BY THESE PRESENTS, that the person
             whose signature appears below, being a member of the Board of Directors of The Good Guys, Inc. (the "Company"), hereby constitutes and appoints Robert A. Gunst and Dennis C. Carroll, and each of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for and in his name, place and stead, in any and all capacities, to sign on his behalf the Company's Registration Statement on Form S-8 with respect to an additional 600,000 shares of the Company's common stock issuable under the Company's Employee Stock Purchase Plan, and to execute any amendments thereto, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, with the full power and authority to do and perform each and every act and thing necessary or advisable to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

             DATED:  November 19, 1996

                                           /s/ STANLEY R. BAKER
                                           _______________________________
                                           Stanley R. Baker


                                           /s/ ROBERT A. GUNST
                                           _______________________________
                                           Robert A. Gunst


                                           /s/ RUSSELL M. SOLOMON
                                           _______________________________
                                           Russell M. Solomon


                                           /s/ W. HOWARD LESTER
                                           _______________________________
                                           W. Howard Lester


                                           /s/ JOHN E. MARTIN
                                           _______________________________
                                           John E. Martin